September 14, 2011

VIA EDGAR

Division of Investment Management

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549-1520

State Farm Variable Product Trust

File Nos. 333-22467; 811-08073

Re: Prospectus Supplement Dated September 1, 2011

Ladies and Gentlemen:

Pursuant to General Instruction C.3.(g)(ii) of Form N-1A under the Investment Company Act of 1940, as amended, and Rule 405 of Regulation S-T, transmitted herewith on behalf of State Farm Variable Product Trust (the “Registrant”) is a supplement filed pursuant to Rule 497(e) under Part C of the Securities Act of 1933 [17 C.F.R. 230.497(e)]. The supplement relates to the Registrant’s currently effective statutory prospectus, and describes changes to the fee table and expense example of the Registrant’s Large Cap Equity Index Fund series. Those changes became effective September 1, 2011.

The sole purpose of this filing is to submit an exhibit containing risk/return summary information in interactive data format that is identical to the risk/return information contained in the Registrant’s prospectus supplement that was filed with the Securities and Exchange Commission on September 1, 2011.

Should you have any questions, please do not hesitate to call me at (309) 766-1908. Thank you for your attention to this matter.

Very truly yours,

/s/ David Moore
David Moore Assistant Secretary State Farm Mutual Fund Trust

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